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                                                                  Exhibit 10.48


                               RACI HOLDING, INC.
                              STOCK INCENTIVE PLAN

                         DEFERRED SHARE AWARD AGREEMENT
                         ------------------------------

     Deferred Share Award, dated as of ________, ____ (the "Award"), made by RACI Holding, Inc., a Delaware corporation ("Holding"), to the key employee whose name appears on the signature page hereof (the "Key Employee") under the terms of the RACI Holding, Inc. Stock Incentive Plan (the "Plan").

     1.   Plan Controls. Capitalized terms used in this Award and not otherwise
          -------------
defined herein shall have the meaning given such terms in the Plan. If any provision of this Award is inconsistent with any provision of the Plan (as either may be interpreted from time to time by the Board), the Plan shall control.

     2.   Grant of Deferred Shares. Effective as of the date hereof, Holding
          ------------------------
hereby evidences and confirms its grant to the Key Employee, on the terms and conditions of this Award and the Plan, of the number of shares of Deferred Shares set forth on the signature page hereof, which represent Holding's contractual obligation to deliver shares of Holding's Common Stock ("Shares") to the Key Employee upon the terms and conditions set forth herein and the Plan. The Deferred Shares granted hereby shall be fully vested upon grant.

     3.   Key Employee's Representations, Warranties and Covenants.
          --------------------------------------------------------

     (a)  Investment Intention. The Key Employee represents and warrants that
          --------------------
the Key Employee is acquiring the Deferred Shares solely for the Key Employee's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Key Employee further understands, acknowledges and agrees that none of the Deferred Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of except to the extent permitted hereby.

     (b)  Securities Law Matters. The Key Employee acknowledges receipt of
          ----------------------
advice from Holding that (i) the Deferred Shares and the Shares have not been
                          -
registered under the Securities Act based on an exemption provided under Rule 701 promulgated under the Securities Act or qualified under any state or foreign securities or "blue sky" laws, (ii) it is not anticipated that there will be any
                                --
public market for the Shares, (iii) the Deferred Shares and the Shares must be
                               ---
held indefinitely and the Key Employee must continue to bear the economic risk of the investment in the Deferred Shares and the Shares unless the Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the
                                           --
Securities Act ("Rule 144") is not presently available with respect to the sales of the Shares, and

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Holding has made no covenant to make Rule 144 available, (v) when and if the
                                                          -
Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in accordance with the terms and conditions of such Rule, (vi) Holding does not plan to file reports with the Commission or make
       --
public information concerning Holding available unless required to do so by law or by the terms of its financing agreements, (vii) if the exemption afforded by
                                              ---
Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning Holding, (viii) a
                                                                  ----
restrictive legend in the form set forth in the Agreement referred to in Section 7 shall be placed on the certificates representing the Shares and (ix) a
                                                                   --
notation shall be made in the appropriate records of Holding indicating that the Shares are subject to restrictions on transfer set forth in the Agreement referred to in Section 7 and, if Holding should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

     4.   Representations and Warranties of Holding. Holding represents and
          -----------------------------------------
warrants to the Key Employee that (a) Holding has been duly incorporated and is
                                   -
an existing corporation in good standing under the laws of the State of Delaware, (b) this Agreement has been duly authorized, executed and delivered by
           -
Holding and constitutes a valid and legally binding obligation of Holding enforceable against Holding in accordance with its terms and (c) the Deferred
                                                              -
Shares, when issued, delivered and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, or otherwise in connection with the transactions contemplated hereby.

     5.   Nonassignability. The Deferred Shares granted hereby are not
          ----------------
assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Key Employee upon the Key Employee's death.

     6.   No Rights as a Stockholder. Neither the Key Employee nor any person or
          --------------------------
persons to whom the Key Employee's rights under this Award shall have passed by will or by the laws of descent and distribution, as the case may be, shall have any voting, dividend or other rights or privileges as a stockholder of Holding with respect to any Shares corresponding to the Deferred Shares granted hereby unless and until a certificate for Shares is issued in respect thereof.

     7.   Delivery Event. Unless the Key Employee shall electively defer such
          --------------
distribution by written notice to Holding in accordance with the Plan and such conditions as the Board shall impose, upon the occurrence of an event described in Section 8.3 of the Plan, the Key Employee shall receive, without payment, one share of Common Stock in settlement of each share of Deferred Shares that he or she then holds. As a condition to

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the delivery of any Common Stock in respect of Deferred Shares, the holder of such Deferred Shares (and anyone whose rights derive therefrom) shall execute a Subscription Agreement (or such other agreement having comparable terms but modified to reflect differences between such shares and shares purchased from Holding as shall be required by Holding). The Key Employee acknowledges and agrees that the Subscription Agreement will have restrictions on transfer, repurchase rights on the part of Holding and The Clayton & Dubilier Private Equity Fund IV Limited Partnership following termination of employment, take-along rights and other legal and contractual restrictions similar to those contained in the Management Stock Subscription Agreements described in the Offering Memorandum.

     8.   Capital Adjustments. If Holding is a party to any merger,
          -------------------
consolidation, divestiture (including a spin-off), reorganization, reclassification, stock split-up, combination of shares, dividend on shares payable in stock, liquidation or other transaction, such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under an Award, then the Board shall, in such manner as the Board shall deem equitable, adjust any or all of (i) the number and kind of shares to which the Deferred Shares may relate and (ii) the number and kinds of securities deliverable pursuant to Section 7 hereof. In any adjustment of shares of Deferred Shares subject to this Award, fractional shares shall be omitted.

     9.   Tax Withholding. Whenever shares of Common Stock or other property are
          ---------------
to be distributed in respect to any Deferred Shares awarded hereunder, Holding shall have the power to withhold, or require the Key Employee to remit to Holding, an amount sufficient to satisfy Federal, state, local and foreign withholding tax requirements, including but not limited to income and employment taxes, relating to such issuance, and Holding may defer issuance of such Shares or other property until such requirements are satisfied. The Board may, in its discretion, permit the Key Employee to elect, subject to such conditions as the Board shall impose, to satisfy his withholding obligation hereunder with Shares or any other property issuable hereunder.

     10.  No Right to Continued Employment. Nothing in the Plan or this Award
          --------------------------------
shall interfere with or limit in any way the right of Holding or any of its Subsidiaries to terminate the Key Employee's employment at any time, or confer upon the Key Employee any right to continue in the employ of Holding or any of its Subsidiaries.

     11.  Interpretation. The Board shall have full power and discretion to
          --------------
construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Board under or pursuant to this Award shall be final and binding and conclusive on all persons affected hereby.

     12.  Binding Effect; Benefits. This Award shall be binding upon and inure
          ------------------------
to the benefit of Holding and the Key Employee and their respective successors and assigns. Nothing in this Award, express or implied, is intended or shall be construed to give any person other than Holding or the Key Employee or their respective successors or assigns

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any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. This grant is made in full and complete satisfaction of any claim the Key Employee may have regarding the promise by Holding to permit the Key Employee to purchase its Common Stock as of a date prior hereto.

     13.  Waiver; Amendment.
          -----------------

     (a)  Waiver. Holding, the Key Employee (each of Holding and the Key
          ------
Employee, a "Party") or any beneficiary hereof may by written notice to the other Parties (i) extend the time for the performance of any of the obligations
               -
or other actions of the other Parties under this Award, (ii) waive compliance
                                                         --
with any of the conditions or covenants of the other Parties contained in this Award and (iii) waive or modify performance of any of the obligations of the
           ---
other Parties under this Award. Except as provided in the preceding sentence, no action taken pursuant to this Award, including, without limitation, any investigation by or on behalf of any Party or beneficiary shall be deemed to constitute a waiver by the Party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any Party hereto or beneficiary hereof of a breach of any provision of this Award shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a Party to exercise any right or privilege hereunder shall be deemed a waiver of such Party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such Party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

     (b)  Amendment. This Award may not be altered, modified, or amended except
          ---------
by a written instrument signed by Holding and the Key Employee.

     14.  Severability. In the event that any one or more of the provisions of
          ------------
this Award shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     15.  Entire Agreement. This Agreement, together with each Management Stock
          ----------------
Subscription Agreement and Management Stock Option Agreement, entered into between the Key Employee and Holding on the date hereof, is the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective affiliates, representatives and agents in respect of the subject matter hereof and thereof.

     16.  Notices. All notices and other communications required or permitted to
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be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to Holding or the

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Key Employee, as the case may be, at the following addresses or to such other address as Holding or the Key Employee, as the case may be, shall specify by notice to the others:

       (a)  if to Holding, to it at:

            RACI Holding, Inc.
            c/o Remington Arms Company, Inc.
            870 Remington Drive
            P.O. Box 700
            Madison, North Carolina 27025-0700
            Attention:  Chief Financial Officer
            ---------

       (b) if to the Key Employee, to the Key Employee at the address set forth on the signature page hereof.

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

            The Clayton & Dubilier Private Equity
             Fund IV Limited Partnership
            270 Greenwich Avenue
            Greenwich, Connecticut 06830

            Attention:  Clayton & Dubilier Associates
            ---------
                         IV Limited Partnership,
                         Joseph L. Rice, III

with copies to:

            Clayton, Dubilier & Rice, Inc.
            375 Park Avenue
            New York, New York 10152
            Attention:  Joseph L. Rice, III
            ---------

            and

            Debevoise & Plimpton
            919 Third Avenue
            New York, New York 10022
            Attention:  Franci J. Blassberg, Esq.
            ---------

       17.  Sections and Other Headings.  The section and other headings
            ---------------------------
contained in this Award are for reference purposes only and shall not affect the meaning or interpretation of this Award.

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         18.  Governing Law.  This Award shall be governed by and construed in
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accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

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     IN WITNESS WHEREOF, Holding and the Key Employee have executed this Award as of the date first above written.

                                             RACI HOLDING, INC.


                                             By:__________________________
                                             Name:
                                             Title:


                                             THE KEY EMPLOYEE:

                                            ((Name))



                                            ______________________________

                                            Address of the Key Employee:

                                            ((Address))




Number of Deferred Shares:          ((Deferred_Shares))

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